Federated Hermes Municipal High Yield Advantage Fund
A Portfolio of Federated Hermes Municipal Securities Income Trust
CLASS A SHARES (TICKER FMOAX)
CLASS C SHARES (TICKER FMNCX)
CLASS F SHARES (TICKER FHTFX)
INSTITUTIONAL SHARES (TICKER FMYIX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2025
Effective immediately, the following is added to the Fund’s Statement of Additional Information under the heading entitled “Securities in Which the Fund Invests/Securities Descriptions and Techniques:”
“Warrants
Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the “exercise price”) at a specified future date (the “expiration date”). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.”
November 26, 2025

Federated Hermes Municipal High Yield Advantage Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457168 (11/25)
© 2025 Federated Hermes, Inc.